                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 MAY 22, 1997



                            TUPPERWARE CORPORATION
                         (EXACT NAME OF REGISTRANT AS
                             SPECIFIED IN CHARTER)



                                   DELAWARE
                         (STATE OR OTHER JURISDICTION
                               OF INCORPORATION)



             1-11657                                     36-4062333
    (COMMISSION FILE NUMBER)                 (IRS EMPLOYER IDENTIFICATION NO.)




          P.O. BOX 2353
        ORLANDO, FLORIDA                                   32802
 (ADDRESS OF PRINCIPAL EXECUTIVE                        (ZIP CODE)
           OFFICES)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (407) 826-5050
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ITEM 5.  OTHER EVENTS

          In connection with the joint Registration Statement on Form S-3 (No. 333-12125) filed by Tupperware Corporation and Tupperware Finance Company B.V., Tupperware Corporation is filing a form of distribution agreement and forms of notes relating to the Medium-Term Notes, Series A.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               (1) Form of Distribution Agreement relating to the Medium-Term Notes, Series A.

               (2) Form of the Note relating to the Medium-Term Notes, Series A, Fixed Rate.

               (3) Form of the Note relating to the Medium-Term Notes, Series A, Floating Rate.

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                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, Tupperware Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TUPPERWARE CORPORATION



DATE: May 28, 1997                      By:/s/ Thomas M. Roehlk
                                           -------------------------------
                                              Thomas M. Roehlk
                                              Senior Vice President,
                                              General Counsel & Secretary

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                                 EXHIBIT INDEX




Exhibit No.         Exhibit
-----------         -------

1.1                 Form of Distribution Agreement
                    relating to the Medium-Term Notes,
                    Series A.

4.1                 Form of the Note relating to the
                    Medium-Term Notes, Series A,
                    Fixed Rate.

4.2                 Form of the Note relating to the
                    Medium-Term Notes, Series A,
                    Floating Rate